EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Kunal K. Singh, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the JPMCC Commercial Mortgage Trust 2019-COR5 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Pentalpha Surveillance LLC, as Operating Advisor, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator on and after November 1, 2021, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 3 Columbus Circle Mortgage Loan, LNR Partners, LLC, as Special Servicer for the 3 Columbus Circle Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 3 Columbus Circle Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 3 Columbus Circle Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 3 Columbus Circle Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 3 Columbus Circle Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 295 DeGraw Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 295 DeGraw Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 295 DeGraw Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 295 DeGraw Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 295 DeGraw Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 295 DeGraw Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 106 Bedford Avenue Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 106 Bedford Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 106 Bedford Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 106 Bedford Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 106 Bedford Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 106 Bedford Avenue Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 522 East 5th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 522 East 5th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 522 East 5th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 522 East 5th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 522 East 5th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 522 East 5th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 320-324 West 14th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 320-324 West 14th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 320-324 West 14th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 320-324 West 14th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 320-324 West 14th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 320-324 West 14th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 446-450 West 19th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 446-450 West 19th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 446-450 West 19th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 446-450 West 19th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 446-450 West 19th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 446-450 West 19th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 57-59 Second Avenue Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 57-59 Second Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 57-59 Second Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 57-59 Second Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 57-59 Second Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 57-59 Second Avenue Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 43 West 27th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 43 West 27th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 43 West 27th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 43 West 27th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 43 West 27th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 43 West 27th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 59-61 East 3rd Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 59-61 East 3rd Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 59-61 East 3rd Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 59-61 East 3rd Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 59-61 East 3rd Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 59-61 East 3rd Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 808 Lexington Avenue Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 808 Lexington Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 808 Lexington Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 808 Lexington Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 808 Lexington Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 808 Lexington Avenue Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 1384 First Avenue Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 1384 First Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 1384 First Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 1384 First Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 1384 First Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 1384 First Avenue Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 329 Union Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 329 Union Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 329 Union Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 329 Union Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 329 Union Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 329 Union Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 350 East 13th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 350 East 13th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 350 East 13th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 350 East 13th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 350 East 13th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 350 East 13th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 358 & 362 11th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 358 & 362 11th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 358 & 362 11th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 358 & 362 11th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 358 & 362 11th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 358 & 362 11th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 610 East 9th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 610 East 9th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 610 East 9th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 610 East 9th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 610 East 9th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 610 East 9th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 316 West 14th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 316 West 14th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 316 West 14th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 316 West 14th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 316 West 14th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 316 West 14th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 402 East 12th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 402 East 12th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 402 East 12th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 402 East 12th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 402 East 12th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 402 East 12th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 42 Sidney Place Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 42 Sidney Place Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 42 Sidney Place Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 42 Sidney Place Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 42 Sidney Place Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 42 Sidney Place Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON 18 - 413 South 5th Street Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the ICON 18 - 413 South 5th Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON 18 - 413 South 5th Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON 18 - 413 South 5th Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the ICON 18 - 413 South 5th Street Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON 18 - 413 South 5th Street Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the ICON Upper East Side Portfolio Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the ICON Upper East Side Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the ICON Upper East Side Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the ICON Upper East Side Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the ICON Upper East Side Portfolio Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the SWVP Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the SWVP Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the SWVP Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the SWVP Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the SWVP Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the SWVP Portfolio Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Greenleaf at Howell Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Greenleaf at Howell Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Greenleaf at Howell Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Greenleaf at Howell Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Greenleaf at Howell Mortgage Loan, and Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Greenleaf at Howell Mortgage Loan on and after November 1, 2021.

Dated: March 15, 2022

/s/ Kunal K. Singh

Kunal K. Singh

President and Chief Executive Officer

(senior officer in charge of securitization of the depositor)